UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  July 9, 2007

PUREDEPTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	None	20-4831825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Shoreline Drive, Suite 610
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 632-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 9, 2007, PureDepth, Inc. (the “Registrant”) engaged the firm of Stonefield Josephson, Inc. (“Stonefield Josephson”) as the Registrant’s new independent accountant. The engagement of Stonefield Josephson was approved by the Audit Committee of the Registrant's Board of Directors.

During the last two fiscal years and subsequent interim period preceding their engagement, Stonefield Josephson was not consulted by the Registrant on any matter regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B) or a "reportable event" (included in Item 304(a)(1)(iv)(A) of Regulation S-B).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PUREDEPTH, INC.:
( Registrant )

Date: July 13, 2007	By:	/s/ JONATHAN J. McCAMAN
JONATHAN J. McCAMAN Chief Financial Officer